UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) o
f
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
QUINCE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

601 Gateway Boulevard, Suite 1250

South San Francisco, California

94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 24, 2023

You are cordially invited to attend the 2023 Annual Meeting of Stockholders, or the Annual Meeting, of Quince Therapeutics, Inc., or the Company, on Wednesday, May 24, 2023 at 11:00 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting, conducted via live webcast on the internet at https://web.lumiagm.com/294872708. There will be no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, submit questions during the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investor Relations section of our website at https://ir.quincetx.com.

The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, the proxy statement, our annual report and the proxy card, each of which is available at https://www.astproxyportal.com/ast/22818.

Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about April 14, 2023, unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on April 3, 2023 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.

Your vote is important. Whether or not you expect to attend and participate in the Annual Meeting, please submit your proxy electronically via the internet or by telephone by following the instructions in the Notice or if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.

Sincerely,

/s/ Dirk Thye

Dirk Thye, M.D.
Chief Executive Officer and Director

April 14, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON May 24, 2023: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 ARE AVAILABLE FREE OF CHARGE AT HTTPS://WWW.ASTPROXYPORTAL.COM/AST/22818.

QUINCE THERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	May 24, 2023 at 11:00 a.m. Pacific Time.

Place:	The Annual Meeting will be held on Wednesday, May 24, 2023 at 11:00 a.m. Pacific Time via live webcast on the internet at https://web.lumiagm.com/294872708.

Items of Business:	1.	Elect the Board’s two Class I nominees for director to hold office until the 2026 annual meeting of stockholders.

	2.	Approve an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of one-for-ten.

	3.	Ratify the selection of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

	4.	Approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement accompanying this Notice.

	5.	Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only stockholders of record at the close of business on April 3, 2023 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:	Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website at https://ir.quincetx.com or, if you are a registered holder, contact our transfer agent, American Stock Transfer & Trust Company, LLC, through its website at www.astfinancial.com or by phone at (800) 937-5449.

By Order of the Board of Directors,

/s/ Dirk Thye
Dirk Thye, M.D.
Chief Executive Officer and member of the Board of Directors

April 14, 2023

i

QUINCE THERAPEUTICS, INC.

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, MAY 24, 2023

APRIL 14, 2023

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of our board of directors of Quince Therapeutics, Inc., or Quince, for use at Quince’s 2023 Annual Meeting of Stockholders, or the Annual Meeting or the meeting, to be held on Wednesday, May 24, 2023 at 11:00 a.m. Pacific Time via live webcast on the internet at https://web.lumiagm.com/294872708. References in the Proxy Statement to “we,” “us,” “our,” “the Company” or “Quince” refer to Quince Therapeutics, Inc.

INTERNET AVAILABILITY OF PROXY MATERIALS

We will mail, on or about April 14, 2023, the Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record and beneficial owners at the close of business on April 3, 2023. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.

The Notice will identify the website where the proxy materials will be made available; the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement; our Annual Report on Form 10-K for the year ended December 31, 2022, or our Annual Report, and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person online.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	What is the purpose of the meeting?

A:

At the meeting, stockholders will act upon the proposals described in this Proxy Statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.

Q:	What proposals are scheduled to be voted on at the meeting?

A:	Stockholders will be asked to vote on the following proposals at the meeting:

1.	to elect Margaret A. McLoughlin, Ph.D. and Una Ryan, OBE, Ph.D. as Class I directors to serve for a term of three years;

2.	to approve an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock;

3.	to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4.	to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement accompanying this Notice.

Q:	Could matters other than Proposals One through Four be decided at the meeting?

A:

Our amended and restated bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Quince, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Q:	How does the board of directors recommend I vote on these proposals?

A:	Our board of directors recommends that you vote your shares:

•	“FOR BOTH” nominees to the board of directors (Proposal One);

•	“FOR” an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock (Proposal Two);

•	“FOR” the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal Three); and

•	“FOR”, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement (Proposal Four).

Q:	Who may vote at the Annual Meeting?

A:

Stockholders of record as of the close of business on April 3, 2023, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 36,278,433 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by Quince.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting. Beneficial owners must obtain a valid proxy from the organization that holds their shares and present it to American Stock Transfer & Trust Company, LLC at least two (2) weeks in advance of the Annual Meeting.

Q:	How do I vote?

A.

You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on each Notice and/or proxy card that you receive. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

•	vote by telephone or through the internet – in order to do so, please follow the instructions shown on your Notice or proxy card;

•

vote by mail – if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or

•

vote in person – you may virtually attend and participate in the Annual Meeting online at https://web.lumiagm.com/294872708 and vote your shares electronically before the polls close during the Annual Meeting. The password for the meeting is quince2023.

Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on May 23, 2023. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person at the meeting online, you must obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Q:	How do I vote by internet or telephone?

A.

If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice or proxy card. Please have each Notice or proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting virtually.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Q:	What shares can I vote?

A.

Each share of Quince common stock issued and outstanding as of the close of business on April 3, 2023 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of April 3, 2023, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?

A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of April 3, 2023.

Q:	What is the quorum requirement for the meeting?

A:

The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present in person online or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?

A:

Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. Abstentions will be counted towards the vote total for each of Proposals 2, 3, and 4, and will have the same effect as “Against” votes.

Broker non-votes on Proposals 1 and 4 will have no effect and will not be counted towards the vote total for those proposals.

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, the NYSE has advised us that Proposals 1 and 4 are considered to be “non-routine” matters under NYSE rules, meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, the NYSE has advised us that Proposals 2 and 3 are considered to be “routine” matters under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposals 2 and 3.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Q:	What is the vote required for each proposal?

A:	The votes required to approve each proposal are as follows:

•

Proposal One: For the election of directors, the two nominees receiving the most “FOR” votes from the holders of shares present in person by remote communication or represented by proxy at the meeting and entitled to vote on the election of directors will be elected. Only votes “FOR” will affect the outcome.

•

Proposal Two: To be approved, an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock must receive “FOR” votes from the holders, in person by remote communication or represented by proxy at the meeting, of a majority of the outstanding shares entitled to vote on the matter. If you mark your proxy to “ABSTAIN” from voting, it will be the same effect as an “AGAINST” vote.

•

Proposal Three: To be approved, the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 must receive “FOR” votes from the holders of a majority of shares present in person by remote communication or represented by proxy at the meeting and entitled to vote on this matter. If you mark your proxy to “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote.

•

Proposal Four: An advisory approval of the compensation of our named executive officers will be considered to be approved if it receives “FOR” votes from the holders of a majority of shares present in person by remote communication or represented by proxy at the meeting and entitled to vote on this matter. If you mark your proxy to “ABSTAIN” from voting, it will be the same effect as an “AGAINST” vote.

Q:	If I submit a proxy, how will it be voted?

A:

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one proxy or voting instruction card?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting. If you are the stockholder of record, you may change your vote by:

•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•

providing a written notice of revocation to Quince’s Secretary at Quince Therapeutics, Inc., 601 Gateway Boulevard, Suite 1250, South San Francisco, California, 94080, prior to your shares being voted; or

•

participating in the Annual Meeting and voting electronically online at https://web.lumiagm.com/294872708. The password for the meeting is quince2023. Participation alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at https://web.lumiagm.com/294872708.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:	How can I attend the Annual Meeting in person?

A:

There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a stockholder of record or a street name stockholder as of April 3, 2023, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q.	How can I participate in the Annual Meeting?

A:

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting https://web.lumiagm.com/294872708. You will also be able to vote your shares electronically at the Annual Meeting. To participate and vote in the Annual Meeting, go to https://web.lumiagm.com/294872708 and follow the on screen instructions. Please have each Notice or proxy card you received in hand as you will need information specified therein.

The meeting webcast will begin promptly at 11:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures. We plan to have a webcast replay which will be posted to the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations.

Q:	Can I submit questions prior to the meeting?

A:

No, you can only submit questions during the meeting. We will post answers to stockholders’ questions that are relevant to our business received during the Annual Meeting on our Investor Relations website shortly after the meeting.

Q:	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:	If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please log into https://go.lumiglobal.com/faq.

Q.	How can I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to:

•	view our proxy materials for the meeting through the internet; and

•	instruct us to send our future proxy materials to you electronically by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?

A:

A list of our record stockholders as of the close of business on the record date will be made available to stockholders during the meeting at https://web.lumiagm.com/294872708. In addition, for the ten days prior to the Annual Meeting, the list will be available for examination by any shareholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of record shareholders beginning May 14, 2023 and until the meeting, shareholders should email ir@quincetx.com.

Q:	Who will tabulate the votes?

A:	A representative of American Stock Transfer & Trust Company, LLC will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?

A:

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

Q:	What if I have questions about my Quince shares or need to change my mailing address?

A:

You may contact our transfer agent, American Stock Transfer & Trust Company, LLC, by telephone at (800) 937-5449, through its website at www.astfinancial.com or by U.S. mail at 6201 15th Avenue, Brooklyn, NY 11219, if you have questions about your Quince shares or need to change your mailing address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?

A:

The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We have retained D.F. King & Co., Inc. to solicit proxies and agreed to pay their fee of approximately $20,000 plus reasonable expenses. No additional compensation will be paid to our directors, officers or other employees for their services in soliciting proxies. If you choose to access the proxy materials or vote via the internet or by phone, you are responsible for any internet access or phone charges you may incur.

Q:

What are the requirements to propose actions (including nominating directors) to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2024 Annual Meeting, or for consideration at our 2024 Annual Meeting?

A:	Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2024 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Secretary at our principal executive office. Our current principal executive office is located at 601 Gateway Boulevard, Suite 1250, South San Francisco, California, 94080. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2024 Annual Meeting, stockholder proposals must be received by our Secretary no later than December 16, 2023 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Requirements for Stockholder Proposals to be presented at our 2024 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Secretary at our principal executive office. To be timely for our 2024 Annual Meeting, our Secretary must receive the written notice at our principal executive office:

•	not earlier than the close of business on January 25, 2024, and

•	not later than the close of business on February 24, 2024.

If we hold our 2024 annual meeting of stockholders more than 30 days before or more than 60 days after May 24, 2024 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Secretary at our principal executive office:

•	not earlier than the close of business on the 120th day prior to such annual meeting, and

•

not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

In addition, stockholders who intend to solicit proxies in support of director nominees other than Quince’s nominees must also comply with the additional requirements of Rule 14a-19(b). A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws. If a stockholder who has notified Quince of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Quince does not need to present the proposal for vote at such meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.

Corporate Governance Guidelines

Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and corporate governance committee.

Board Leadership Structure

Our Corporate Governance Guidelines provide that our board of directors shall be free to choose its Chairperson in any way that it considers in the best interests of our company, and that our nominating and corporate governance committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors with respect thereto as appropriate. In addition, our Corporate Governance Guidelines provide that, when the positions of Chairperson and Chief Executive Officer are held by the same person, our board of directors will designate a Lead Independent Director. We established a Lead Independent Director role with broad authority and responsibility, as described further below. The independent members of the board of directors also meet in executive session without management, which provides the board of directors with the benefit of having the perspective of independent directors. The Lead Independent Director presides over these executive sessions.

Until January 2022, Casey C. Lynch was the Chairperson of our board of directors and our President and Chief Executive Officer, or CEO. As President and Chief Executive Officer, Ms. Lynch was involved in our day-to-day operations and was in a position to elevate business issues for consideration by our board of directors. Our independent directors brought experience, oversight and expertise from outside of our company, while Ms. Lynch brought company-specific experience. At the time, our board of directors determined that the combined role of Chairperson and Chief Executive Officer with a Lead Independent Director provided the leadership structure that was appropriate for our Company’s circumstances.

In January 2022, Ms. Lynch departed from our Company and the positions of Chairperson and CEO are no longer held by the same person. Dirk Thye, M.D. currently serves as our CEO and our board of directors appointed David A. Lamond as the Chairperson. Una Ryan continues to serve as the Lead Independent Director. We believe this new leadership structure reinforces the independence of our board of directors in its oversight of the business and affairs of our Company. In addition, we believe that having separate CEO, independent Chairperson and Lead Independent Director positions creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our board of director to monitor whether management’s actions are in the best interests of our Company and its stockholders. Our board of directors believes that our Company and stockholders are best served by maintaining flexibility to determine whether and when the Chairperson and CEO positions should be separate or combined to provide the best leadership for our Company.

Lead Independent Director

Our board of directors appointed Una Ryan, OBE, Ph.D. to serve as our Lead Independent Director. The responsibilities of the Lead Independent Director include:

•	presiding at executive sessions of independent directors;

•	serving as a liaison between the Chairperson and the independent directors;

•	consulting with the Chairperson regarding the information sent to our board of directors in connection with its meetings;

•	having the authority to call meetings of our board of directors and meetings of the independent directors;

•	being available under appropriate circumstances for consultation and direct communication with stockholders;

•	encouraging and facilitating direct dialogue between all directors (particularly those with dissenting views) and management; and

•	performing such other functions and responsibilities as requested by our board of directors from time to time.

Our Board of Directors’ Role in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Although our board of directors does not have a standing risk management committee, it administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, regulatory, cybersecurity, privacy, compliance and reputational risks, and continued risk exposures related to COVID-19. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.

Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. The audit committee also monitors compliance with legal and regulatory requirements and assists our board of directors in fulfilling its oversight responsibilities with respect to risk management. Our nominating and corporate governance committee assesses risks related to our corporate governance practices, the independence of our board of directors and monitors the effectiveness of our governance guidelines. Our compensation committee assesses and monitors whether our compensation policies and programs have the potential to encourage excessive risk-taking.

We believe this division of responsibilities is an effective approach for addressing the risks we currently face and that our board leadership structure supports this approach.

Independence of Directors

The Nasdaq listing rules generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors conducts an annual review of the independence of our directors. Our board of directors has determined that none of the non-management members of our board of directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. For the year ended December 31, 2022, each of the members of our board of directors, other than Casey Lynch, Christopher Lowe and Dirk Thye as a result of their service as our Chief Executive Officer or interim Chief Executive Officer, was

“independent” as that term is defined under the rules of Nasdaq. Currently, each of the members of our board of directors, other than Dr. Thye, our Chief Executive Officer, is “independent” as that term is defined under the rules of Nasdaq. Our board of directors has also determined that all members of our audit committee, compensation committee and nominating and corporate governance committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

Committees of Our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available on the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website. Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our board of directors.

Audit Committee

Our audit committee is currently composed of Christopher J. Senner, who is the chair of our audit committee, June Bray (who joined the committee in July 2022) and Una Ryan, OBE, Ph.D. Margaret A. McLoughlin, Ph.D. stepped down from our audit committee in July 2022. The composition of our audit committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of our audit committee is financially literate. In addition, our board of directors has determined that Mr. Senner is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K of the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.

Our audit committee, among other things:

•	selects a firm to serve as the independent registered public accounting firm to audit our financial statements;

•	helps to ensure the independence of the independent registered public accounting firm;

•

discusses the scope and results of the audit with the independent registered public accounting firm, and reviews, with management and the independent accountants, our interim and year end operating results;

•	develops procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•	considers the adequacy of our internal accounting controls and audit procedures;

•

reviews and discusses with management and, as appropriate, the independent auditor, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and the steps taken by management to monitor and control these exposures and the adequacy and effectiveness of our information security policies and practices and the internal controls regarding information security, including those concerning data privacy, cybersecurity and backup of information systems;

•	reviews and approves any proposed transaction between our company and any related party; and

•

approves the fees and other compensation to be paid to our independent registered public accounting firm, and preapproves all audit and non-audit related services provided by our independent registered public accounting firm. Our audit committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

Our audit committee has reviewed and discussed with our management and BDO USA, LLP, our audited financial statements for the fiscal year ended December 31, 2022. Our audit committee has also discussed with BDO USA, LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with BDO USA, LLP its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Submitted by the Audit Committee

Christopher J. Senner, Chair

June Bray

Una Ryan, OBE, Ph.D.

Compensation Committee

Our compensation committee is currently composed of David A. Lamond, who is the chair of our compensation committee and Margaret A. McLoughlin, Ph.D. The composition of our compensation committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of this committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee, among other things:

•	reviews and determines the compensation of our executive officers and recommends to our board of directors the compensation for our directors;

•	administers our stock and equity incentive plans;

•	reviews and makes recommendations to our board of directors with respect to incentive compensation and equity plans; and

•	establishes and reviews general policies relating to compensation and benefits of our employees.

The compensation committee may delegate its authority to a subcommittee of the compensation committee (consisting either of a subset of members of the committee or, after giving due consideration to whether the eligibility criteria described within the compensation committee charter with respect to committee members and whether such other board members satisfy such criteria, any members of the board of directors) except for its exclusive authority to determine the amount and form of compensation paid to the Chief Executive Officer.

Our compensation committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.

Compensation Committee Processes and Procedures

Typically, the compensation committee meets at least four times annually and with greater frequency if necessary. The agenda for each meeting is developed by the chair of the compensation committee. The compensation committee meets regularly in executive session. In addition, members of management and other employees as well as outside advisors or consultants are regularly invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. However, the compensation committee meets regularly without such members present, and in all cases members of management are not present during the portion of meetings at which their compensation or performance is discussed or determined. Under the charter of the compensation committee, the compensation committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties, including compensation consultants to assist in its evaluation of executive and director compensation. Under the charter, before selecting a compensation consultant, legal counsel or other adviser, the compensation committee must consider all factors related to the independence of such advisors, including those specified by the Nasdaq listing rules.

The compensation committee retained Compensia, Inc., or Compensia, as its independent compensation consultant. The compensation committee requested that Compensia assist in evaluating the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals and in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy and to ensure that our compensation programs remain competitive in attracting and retaining talented executives. At the request of the compensation committee, Compensia also conducted individual interviews with members of the compensation committee and senior management to learn more about our business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which we compete.

In addition, as part of its engagement, our compensation committee requested that Compensia develop a group of peer companies to use as a reference in making compensation decisions, evaluating current pay practices and considering different compensation programs and best practices. Following an active dialogue with Compensia, the compensation committee recommended that the board of directors approve the recommendations of Compensia.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is currently composed of David A. Lamond, who is the chair of our nominating and corporate governance committee, Margaret A. McLoughlin, Ph.D. and Una Ryan, OBE, Ph.D. The composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Our nominating and corporate governance committee, among other things:

•	identifies, evaluates and recommends nominees to our board of directors and committees of our board of directors;

•	conducts searches for appropriate directors;

•	evaluates the performance of our board of directors and of individual directors;

•	considers and makes recommendations to the board of directors regarding the composition of the board and its committees;

•	reviews developments in corporate governance practices;

•	evaluates the adequacy of our corporate governance practices and reporting; and

•	makes recommendations to our board of directors concerning corporate governance matters.

Our nominating and corporate governance committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website.

Board and Committee Meetings and Attendance

Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2022: (i) our board of directors met nine (9) times; (ii) our audit committee met four (4) times; (iii) our compensation committee met two (2) times and acted by written consent five (5) times; and (iv) our nominating and corporate governance committee met two (2) times and acted by written consent two (2) times.

During 2022, each member of our board of directors, other than Philip Low, attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served. Dr. Low did not attend one out of the two meetings of our board of directors that were held during the period in which he served due to a scheduling conflict.

Board Diversity

The Board Diversity Matrix below provides the diversity statistics for our board of directors as of April 3, 2023.

Board Diversity Matrix (as of April 3, 2023)
Board Size
Total Number of Directors	6
	Female	Male	Declined to Disclose
Gender:
Directors	3	3	—

Number of Directors who Identify in Any of the Categories Below:
Asian	1	—	—
White	3	3	—
Two or More Races or Ethnicities	1	—	—

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of the directors who were members of our Board at the time of the 2022 Annual Meeting, other than Marwan N. Sabbagh, attended the 2022 Annual Meeting.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson or Lead Independent Director) may do so by letters addressed to our Secretary.

All communications are reviewed by the Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.

The address for these communications is:

Quince Therapeutics, Inc.

601 Gateway Boulevard, Suite 1250

South San Francisco, California 94080

Attn: Secretary

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our board of directors, officers and employees. Our Code of Business Conduct and Ethics is posted on the Investor Relations section of our website, which is located at https://ir.quincetx.com/investor-relations, by clicking on “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.

Hedging and Pledging Policy

Under the terms of our insider trading policy, no directors, officers, employees, and consultants (and their respective family members and any affiliated entities, such as venture capital funds) may engage in hedging or monetization transactions involving our securities, such as prepaid variable forward contracts, equity swaps, collars or exchange funds. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral for a loan unless the pledge has been approved by our compliance officer.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and corporate governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, our nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders. The Committee has engaged and may engage in the future consultants or third-party search firms to assist in identifying and evaluating potential nominees. using the same criteria to evaluate all candidates.

Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2024 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2024 Annual Meeting.”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.

Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Our board of directors does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within our company. Through the nomination process, our nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. Further, our board of directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. The brief biographical description of each director set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our board of directors currently consists of six directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. There are two directors in Class I whose term of office expires in 2023, Margaret A. McLoughlin, Ph.D. and Una Ryan, OBE, Ph.D. who will stand for election at the Annual Meeting. At the recommendation of our nominating and corporate governance committee, our board of directors nominated each of Dr. McLoughlin and Dr. Ryan for election at the Annual Meeting as a Class I director for a three-year term expiring at our 2026 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Each of the nominees is currently a director of the Company who was previously elected by the stockholders.

Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

Nominees to Our Board of Directors

The nominees and their ages, occupations and lengths of service on our board of directors as of April 3, 2023 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Margaret A. McLoughlin, Ph.D.(2)(3)	60	Director	December 2015
Una Ryan, OBE, Ph.D. (1)(3)	81	Director and Lead Independent Director	January 2019

(1)	Member of our audit committee
(2)	Member of our compensation committee
(3)	Member of our nominating and corporate governance committee

Margaret A. McLoughlin, Ph.D. has served on our board of directors since December 2015. From January 2014 to April 2019, Dr. McLoughlin served as an Executive Director in World Wide Business Development, at Pfizer Inc. focusing on venture investments, and from June 2018 to April 2019, she was a Partner in Pfizer Ventures, a venture capital arm of Pfizer Inc. focused on companies working in areas aligned with the future directions of Pfizer Inc. Dr. McLoughlin served as a director on the board of directors of 4D Molecular Therapeutics, Inc. until March 2019, Dr. McLoughlin joined Pfizer Inc. in 2001 and prior to focusing on venture investments, had roles of increasing responsibility within Worldwide Business Development where she led transactions with multiple biotech companies, academic institutions and other large pharma companies. Prior to working at Pfizer Inc., Dr. McLoughlin served as a Director in Yale’s Office of Cooperative Research for two years. Dr. McLoughlin served in various positions at Mallinckrodt Medical from 1992 to 1999, holding positions in Discovery Research, followed by Technology Planning. Dr. McLoughlin holds a B.S. in Chemistry from the University of California, Irvine and a Ph.D. in Chemistry from the University of California, Santa Barbara. We believe that Dr. McLoughlin is qualified to serve as a director because of her extensive experience in the biotechnology industry and her service on a number of boards, which provides an important perspective on operations and corporate governance matters, as well as her education in biotechnology.

Una Ryan, OBE, Ph.D., has served on our board of directors since January 2019. Dr. Ryan has served as a Managing Director at Golden Seeds LLC since 2012, a Partner at Astia Angel since 2012, and a Limited Partner at Breakout Ventures since 2016. She was Chairman of The Bay Area BioEconomy Initiative from 2012 to 2015. Dr. Ryan served as the President and Chief Executive Officer at Waltham Technologies, Inc. from 2008 to 2010. She served as the Chief Executive Officer, President and Chief Operating Officer of AVANT Immunotherapeutics Inc. from 1998 to 2008 (which then became known as Celldex, Inc). She also served as the President and Chief Executive Officer of Diagnostics for All, or DFA, from 2009 to 2012 and as Director of Health Sciences at Monsanto Corporation from 1989 to 1993. Dr. Ryan serves on the board of directors of RenovoRx, Inc. since 2013. She also serves on the board of directors of the following non-profit entities: Cambridge in America, the University of Bristol Foundation and the San

Francisco Art Institute. Dr. Ryan previously served as a director on the board of directors for AVANT Immunotherapeutics, Inc, Nativis, Inc., AMRIGlobal, Inc, BayBio, MassBio, BIO, or Biotechnology Innovation Organization, New England Healthcare Institute, Board of Associates of the Whitehead Institute and Strategy & Policy Council of the MIT Center for Biomedical Innovation. Dr. Ryan holds a B.S. in Zoology, Microbiology, Chemistry from Bristol University and a Ph.D. in Cellular and Molecular Biology from Cambridge University. Dr. Ryan was awarded the Order of the British Empire for services to biotechnology. We believe that Dr. Ryan is qualified to serve as a director because of her extensive experience in the biotechnology industry and her service on a number of boards of companies, which provides an important perspective on operations and corporate governance matters.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of April 3, 2023 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since

Class II Directors:
David A. Lamond(2)(3)	48	Director and Chairperson of the Board	December 2015
Dirk Thye, M.D.	53	President and Chief Executive Officer and Director	May 2022

Class III Directors:
June Bray(1)	69	Director	June 2022
Christopher J. Senner(1)	55	Director	March 2019

(1)	Member of our audit committee
(2)	Member of our compensation committee
(3)	Member of our nominating and corporate governance committee

David A. Lamond has served on our board of directors since December 2015. Mr. Lamond has served as the president of En Pointe LLC, an investment firm, since 2016. He served as the President, Chief Executive Officer and Chief Investment Officer of Lamond Capital Partners LLC from 2011 to 2016. He also serves on the board of directors of Applied Molecular Transport, Inc., a biotechnology company, since 2018 . He previously served on the board of Lucira Health, Inc., a molecular diagnostic company, from 2020 to 2022, and Arrinex, Inc., a medical device company, until its acquisition by Stryker Corporation in February 2019. Mr. Lamond holds a B.A. in History from Duke University and a J.D. from Duke Law School. We believe that Mr. Lamond is qualified to be nominated as a director because his extensive experience in important ecosystem partners and his service on a number of boards provides an important perspective on operations, finance and corporate governance matters.

Dirk Thye, M.D. has served as our Chief Executive Officer and member of the Board of Directors since May 2022. Prior to joining Quince Therapeutics, Inc., he served as the Chief Executive Officer of Novosteo Inc. from September 2021 to May 2022. Previously, Dr. Thye was the Executive Chairman of Geom Therapeutics, Inc., a private biopharmaceutical company, from January 2016 to July 2020 and the Chief Executive Officer of Agenovir Corporation from September 2016 until its acquisition by Vir Biotechnology, Inc. in January 2018. Dr. Thye holds a M.D. from the University of California, Los Angeles and a B.A. in Molecular Biology from the University of California, Berkeley. We believe that Dr. Thye’s extensive experience in the biotechnology industry as an executive officer, as well as his education in biotechnology qualifies him to serve as a director.

June Bray has served on our board of directors since June 2022. Ms. Bray has been a member of the board of directors of BioXcel Therapeutics, Inc. since March 2021. Previously, she served as Senior Vice President, Global Regulatory Affairs and Medical Writing at Allergan, where she was responsible for regulatory strategies on development projects and lifecycle management in all therapeutic areas, including psychiatry and neurology. Ms. Bray also served as Vice President, Regulatory Affairs at Organon (now Merck), where she led regulatory activities for development and marketed products. Earlier in her career, Ms. Bray held numerous roles of increasing responsibility over a 25-year period at Berlex Laboratories, Inc. (now Bayer HealthCare Pharmaceuticals). She began her pharmaceutical career in sterile manufacturing at Hoechst-Roussel Pharmaceuticals (now Sanofi-Aventis). Ms. Bray holds a B.S. in Pharmacy from the University of Rhode Island and an MBA in Pharmaceutical Marketing from Fairleigh Dickinson University. We believe that Ms. Bray’s extensive experience in developing global regulatory strategies for product candidates qualifies her to serve as a director.

Christopher J. Senner has served on our board of directors since March 2019. Mr. Senner has served as Executive Vice President and Chief Financial Officer for Exelixis, Inc. since 2015. Prior to joining Exelixis, Inc., Mr. Senner served as Vice President, Corporate Finance for Gilead Sciences, Inc., a biopharmaceutical company, from 2010 to 2015, where he was accountable for controllership, tax, treasury and corporate and operational financial planning. Mr. Senner previously spent 18 years at Wyeth, a pharmaceutical company acquired by Pfizer Inc. in 2009, in a variety of financial roles with increasing responsibility, most notably as Chief Financial Officer of Wyeth’s United States pharmaceuticals business and the BioPharma business unit. Mr. Senner holds an undergraduate degree in Finance from Bentley College. We believe that Mr. Senner’s extensive executive and professional experience in the biotechnology industry qualify him to serve as a director.

There are no family relationships among our directors and executive officers.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR BOTH” NOMINEES FOR THE ELECTION OF THE TWO CLASS I DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING COMMON STOCK

Our Board has approved, and is recommending that our stockholders approve, a proposed amendment to our certificate of incorporation, to effect a reverse split of the issued and outstanding shares of the common stock at a ratio of one-for-ten, or the Reverse Stock Split. The form of proposed amendment to our certificate of incorporation to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. The text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of the certificate of incorporation. If a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the certificate of incorporation will affect the Reverse Stock Split by reducing the outstanding number of shares of the common stock by a ratio of one-for-ten, but will not increase the par value of the common stock and will not change the number of authorized shares of the common stock. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time.

By approving Proposal Two and the Reverse Stock Split, stockholders will approve the amendment to our certificate of incorporation pursuant to which any whole number of outstanding shares, between and including ten and twenty, would be combined into one share of common stock and authorize our Board to file one certificate of amendment, as determined by our Board in the manner described herein. If approved, our Board may also elect not to effect any Reverse Stock Split and consequently not file any certificate of amendment to the certificate of incorporation.

Nasdaq Listing Compliance

Our common stock is listed on the Nasdaq Global Select Market under the symbol “QNCX.” To maintain a listing on the Nasdaq Global Select Market, we must satisfy various listing maintenance standards established by Nasdaq. If we are unable to meet the Nasdaq Global Select Market requirements, our common stock will be subject to delisting.

Among other things, we are required to comply with the continued listing requirements of the Nasdaq Global Select Market, including that the common stock maintain a minimum bid price of $1.00 on the Nasdaq Global Select Market, or the Minimum Bid Price Requirement. We currently satisfy this Minimum Bid Price Requirement. Assuming our stockholders approve this proposal, our Board will determine whether to effect a Reverse Stock Split at a ratio of one-for-ten, to allow us to maintain the $1.00 minimum bid price requirement.

Reasons for the Reverse Stock Split

On December 13, 2022, Nasdaq notified us that the bid price of our common stock had closed below the required $1.00 per share for 30 consecutive trading days, and, accordingly, that we did not comply with the applicable Minimum Bid Price Requirement for continued listing on the Nasdaq Global Select Market. While we regained compliance with the Minimum Bid Price Requirement, our Board believes that the Reverse Stock Split would, among other things, better enable us to maintain the listing of our common stock on Nasdaq. In the event that our stockholders fail to approve this proposal, the Company could be prevented in the future from complying with the Minimum Bid Price Requirement or other Nasdaq listing requirements.

Our Board has considered the potential harm to us of a delisting of the common stock and has determined that, if the common stock continues to trade below $1.00 per share, the consummation of the Reverse Stock Split is the best way to maintain liquidity by achieving compliance with the Minimum Bid Price Requirement. Our Board also believes that the current low per share market price of the common stock has a negative effect on the marketability of our existing shares. Our Board believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Third, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the common stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the common stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the common stock. Our Board anticipates that a Reverse Stock Split will result in a higher bid price for our common stock, which may help to alleviate some of these problems.

If this Proposal Two is approved by the holders of the common stock voting together as a single class and our Board decides to implement the Reverse Stock Split, our Board will determine whether to effect a Reverse Stock Split at a ratio of one-for-ten.

We believe that maintaining listing on the Nasdaq Global Select Market will provide us with a market for the common stock that is more accessible than if the common stock were traded on the OTC Bulletin Board or in the “pink sheets” maintained by the OTC Markets Group, Inc. Such alternative markets are generally considered to be less efficient than, and not as broad as, the Nasdaq Global Select Market. Among other factors, trading on the Nasdaq Global Select Market increases liquidity and may potentially minimize the spread between the “bid” and “asked” prices quoted by Market Makers (as defined in Nasdaq Rule 5005). Further, a Nasdaq Global Select Market listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of our common stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in us more favorably if our shares qualify for listing on the Nasdaq Global Select Market as compared with the OTC markets.

Effects of the Reverse Stock Split

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in Quince, except that stockholders who would have otherwise received fractional shares will receive cash in lieu of such fractional shares. After the Reverse Stock Split, each share of the common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized and common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

The Reverse Stock Split would reduce the number of shares of common stock available for issuance under our 2019 Equity Incentive Plan, or the 2019 Plan, our 2019 Employee Stock Purchase Plan, or the ESPP, our 2022 Inducement Plan, and the Novosteo 2019 Equity Incentive Plan in proportion to the reverse split ratio of the Reverse Stock Split.

Similarly, under the terms of the 2019 Plan and the agreements governing the Company’s outstanding stock options, the Reverse Stock Split will effect a reduction in the number of shares of the Company’s common stock issuable upon the vesting of such stock options in proportion to the reverse split ratio of the Reverse Stock Split. In connection with the Reverse Stock Split, the number of shares of the Company’s common stock issuable upon the vesting of outstanding stock options will be rounded down to the nearest whole share, and no cash payment will be made in respect of such rounding.

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

The number of shares of the common stock that would be outstanding immediately after the Reverse Stock Split at the exchange ratio of one-for-ten, based on the 36,278,433 shares of common stock outstanding as of April 3, 2023 is 3,627,843. This estimate does not account for fractional shares that will be paid in cash.

If a stockholder owns 10,000 shares of common stock prior to the Reverse Stock Split, that same stockholder would own 1,000 shares after a Reverse Stock Split at a ratio of one-for-ten.

Accounting Matters

The Reverse Stock Split will not affect the par value of the common stock. As a result, upon the effectiveness of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionately based on the exchange ratio of one-for-ten, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net loss and net book value of the common stock will decrease because there will be fewer shares of common stock outstanding. In addition, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or settlement of all outstanding options, restricted stock units and warrants to purchase or acquire, as applicable, shares of common stock, and the number of shares reserved for issuance pursuant to our existing equity incentive, stock option and employee stock purchase plans will be reduced proportionately based on the exchange ratio of one-for-ten.

No Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of the common stock as reported on the Nasdaq Global Select Market on the effective date of the certificate of amendment to the Certificate of Incorporation by (ii) the number of shares of common stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest. Holders of as many as 9 shares (if we were to implement the one-for-ten Reverse Stock Split) of common stock would be eliminated as a result of the cash payment in lieu of any issuance of fractional shares or interests in connection with the Reverse Stock Split. The exact number by which the number of holders of the common stock would be reduced will depend on the number of stockholders that hold less 10 shares as of the effective date of the Reverse Stock Split. As of the Record Date, there were approximately 61 holders of record of the common stock, of which one was a holder of fewer than 10 shares of common stock. As a result of the Reverse Stock Split, assuming a Reverse Stock Split ratio of one-for-ten, we estimate that cashing out fractional stockholders would potentially reduce that number of stockholders of record to 60.

Certain Risks Associated with the Reverse Stock Split

Before voting on this Proposal Two, stockholders should consider the following risks associated with effecting a Reverse Stock Split:

•

Although we expect that a Reverse Stock Split will result in an increase in the market price of the common stock, we cannot assure you that a Reverse Stock Split will increase the market price of the common stock in proportion to the reduction in the number of shares of the common stock outstanding or result in a permanent increase in the market price. The effect that a Reverse Stock Split may have upon the market price of the common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. However, it is possible that the Reverse Stock Split will have the effect of decreasing the market price of our common stock. The market price of the common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of the common stock after a Reverse Stock Split may be lower than the total market capitalization before a Reverse Stock Split and, in the future, the market price of the common stock following a Reverse Stock Split may not exceed or remain higher than the market price prior to a Reverse Stock Split.

•

Even if our stockholders approve a Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will continue to meet the continued listing requirements of the Nasdaq Global Select Market.

•

A Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•

Although the Board believes that the decrease in the number of shares of common stock outstanding as a consequence of a Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in the common stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Potential Anti-Takeover Effect of the Reverse Stock Split

Upon effectiveness of the Reverse Stock Split, the number of authorized shares of common stock that are not issued or outstanding will increase relative to the number of shares of common stock that are issued and outstanding prior to the Reverse Stock Split. While this increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of Quince with another company), Proposal Two is not being proposed in response to any effort of which we are aware to accumulate shares of the common stock or to obtain control of Quince.

Effective Date

If our stockholders approve the Reverse Stock Split, the Reverse Stock Split would become effective at such time as it is deemed by our Board to be in the best interests of Quince and our stockholders and we file the amendment to our certificate of incorporation. Even if the Reverse Stock Split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the Reverse Stock Split. Upon the filing of the amendment, all of the pre-Reverse Stock Split shares will be converted into new common stock as set forth in the amendment.

Exchange of Stock Certificates

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. Our transfer agent will act as the “exchange agent” for purposes of implementing the exchange of stock certificates. Stockholders holding pre-split shares that are certificated will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders whose shares are held in book-entry form or by their stockbroker do not need to submit old share certificates for exchange. These stockholders’ book-entry records or brokerage accounts will automatically reflect the new quantity of shares based on a reverse stock split ratio of one-for-ten. As soon as practicable after the Effective Time, our transfer agent will send to such stockholders or their brokers a transmittal letter along with a statement of ownership indicating the number of post-reverse stock split shares of common stock held. Beginning on the effective date of the reverse stock split, each certificate or other share ownership record representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holder

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split that generally are expected to be applicable to U.S. Holders (as defined below) of the common stock, but does not purport to be a complete discussion of all of the potential tax considerations relating thereto. This summary is based on the provisions of the U.S. federal income tax law (including the Internal Revenue Code of 1986, as amended, or the Code, applicable Treasury Regulations promulgated thereunder, judicial authorities and current administrative rulings and practices as in effect on the date of this proxy statement). Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed below. This summary assumes that the common stock will be, both before and after the Reverse Stock Split, held as a “capital asset,” as defined in the Code (i.e., generally, property held for investment). Further, it does not discuss the tax consequences of the Reverse Stock Split under state, local or foreign laws or under gift, excise or other non-income tax laws, or the application of the alternative minimum tax rules, the Medicare contribution tax on net investment income or the special tax accounting rules under Section 451(b) of the Code. This summary does not address the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split), or the tax consequences to holders of options, warrants or similar rights to acquire common stock. In addition, this summary does not address the tax consequences applicable to a holder’s particular circumstances or to holders that are subject to special tax rules, including without limitation banks, financial institutions, insurance companies, regulated investment companies, mutual funds, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, traders, tax-exempt entities, persons who hold common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other integrated or risk reduction transaction, persons whose common stock constitutes qualified small business stock within the meaning of Section 1202 of the Code, holders who hold their common stock through individual retirement or other tax-deferred accounts, holders of common stock that are not U.S. Holders (as defined below), holders of common stock that have a functional currency for U.S. federal income tax purposes other than the U.S. dollar, holders who acquired their common stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, holders who acquired their common stock pursuant to the exercise of employee stock options or otherwise as compensation, or holders of common stock that are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our common stock that is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof, or the District of Columbia; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States “persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

THIS SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

Tax Consequences of the Reverse Stock Split

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. A U.S. Holder that receives solely a reduced number of shares of common stock generally will not recognize gain or loss in the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of common stock, and such U.S. Holder’s holding period in the reduced number of shares of common stock should include the holding period in its pre-Reverse Stock Split shares of common stock exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices.

No gain or loss will be recognized by Quince as a result of the proposed Reverse Stock Split.

Cash in Lieu of Fractional Shares

A U.S. Holder that receives cash in lieu of fractional share interests as a result of the Reverse Stock Split will be treated as having received the fractional shares pursuant to the Reverse Stock Split and then as having exchanged the fractional shares for cash in a redemption by Quince, and generally should recognize gain or loss equal to the difference, if any, between the amount of cash received in lieu of a fractional share and its adjusted basis allocable to the fractional share interests. Such gain or loss will be long-term capital gain or loss if the pre-Reverse Stock Split shares were held for more than one year. Long-term capital gains of individuals are generally subject to tax at reduced rates. There are limitations on the deductibility of capital losses under the Code. A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock, if any, should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of common stock decreased by the basis allocated to the fractional share for which such U.S. Holder is entitled to receive cash, and the holding period of the reduced number of shares of common stock received, if any, should include the holding period of the pre-Reverse Stock Split shares of common stock exchanged.

Information Reporting and Backup Withholding

A holder of common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. To avoid backup withholding, each holder of common stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the Internal Revenue Service. Holders of common stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO U.S. HOLDERS. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER. ALL HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM, INCLUDING RECORD RETENTION AND TAX-REPORTING REQUIREMENTS, AND THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS.

No Dissenters’ Rights

Under applicable Delaware law, our stockholders are not entitled to dissenters’ or appraisal rights with respect to our proposed amendment to the certificate of incorporation to effect the Reverse Stock Split. We will not independently provide our stockholders with any such right.

Vote Required

The affirmative vote of the holders of a majority of all outstanding shares of the common stock is required for approval of the proposed amendment to our amended and restated certificate of incorporation to effect a Reverse Stock Split set forth in this Proposal Two.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

PROPOSAL THREE: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the annual meeting. BDO USA, LLP has audited the Company’s financial statements since 2018. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm. However, the audit committee is submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2022 and December 31, 2021, by BDO USA, LLC, the Company’s principal accountant:

	Year Ended December 31,
	2022	2021
Audit fees(1)	$774,420	$702,678
Audit related fees	—	—
Tax fees(2)	$58,570	$36,375
All other fees	—	—
Total fees	$832,990	$739,053

(1)

Consists of fees rendered in connection with the audit of our financial statements, including audited financial statements presented in our Annual Report on Form 10-K, review of the interim financial statements included in our quarterly reports and services normally provided in connection with regulatory filings and other engagements such as consents and review of documents filed with the SEC.

(2)

Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, as well as technical tax advice related to federal and state income tax matters.

All fees described above were pre-approved by our audit committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee or its Chair, whom the Audit Committee has designated as a one-person subcommittee with pre-approval authority, pre-approved all audit fees, audit-related fees, tax fees and other fees in 2022 and 2021. Any pre-approvals by the subcommittee must be and were presented to the Audit Committee at its next scheduled meeting. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Vote Required

The affirmative vote of the holders of a majority of the shares present virtually or represented by proxy and entitled to vote on the matter at the annual meeting will be required to ratify the selection of BDO USA, LLP.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL THREE.

PROPOSAL FOUR: ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

The compensation of our named executive officers subject to the vote is disclosed in “Executive Compensation,” and the compensation tables and the related narrative disclosure contained in this Proxy Statement.

Accordingly, the Board recommends that our stockholders vote FOR the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or on us. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the compensation committee and Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the compensation committee and Board in continuing to improve the alignment of our executive compensation programs with business objectives and performance and with the interests of our stockholders. Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next scheduled say-on-pay vote will be at the 2024 Annual Meeting of Stockholders.

Vote Required

Advisory approval of Proposal Four requires the affirmative vote of a majority of the shares present in person online, by remote communication or represented by proxy and entitled to vote on the matter at the Annual Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL FOUR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2023 by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the stock options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock is based on 36,278,433 shares of our common stock outstanding on March 31, 2023. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Quince Therapeutics, Inc., 601 Gateway Boulevard, Suite 1250, South San Francisco, California 94080.

Name of Beneficial Owner	Number of Shares	Options Exercisable within 60 days	Aggregate Number of Shares Beneficially Owned	Percentage of Total (%)
5% Stockholders
Entities Affiliated with Kevin Tang (1)	3,620,000	—	—	9.98
Named Executive Officers and Directors
Dirk Thye, M.D.	280,911	43,264	324,175	*
Casey C. Lynch(2)	1,180,580	—	1,180,580	3.3
Christopher Lowe	265,000	205,896	470,896	1.3
Karen Smith, M.D., Ph.D.	194,690	32,448	227,138	*
Brendan Hannah	129,793	21,632	151,425	*
Caryn McDowell	255,800	152,081	407,881	1.1
Leslie Holsinger, Ph.D.	3,500	318,188	321,688	*
June Bray	—	—	—	—
David A. Lamond(3)	3,883,660	22,058	3,905,718	10.8
Philip Low, Ph.D.(4)	519,283	—	519,283	1.4
Margaret McLoughlin, Ph.D.	—	106,969	106,969	*
Una Ryan, OBE, Ph.D.(5)	2,875	113,969	116,844	*
Christopher J. Senner	—	113,969	113,969	*
All executive officers and directors as a group (13 persons)(6)	6,716,092	1,130,474	7,846,566	21.0

*	Less than 1%

(1)

Based on information contained in a Schedule 13G filed with the SEC by Tang Capital Partners, LP (“Tang Capital Partners”); Tang Capital Management, LLC, the general partner of Tang Capital Partners (“Tang Capital Management”) and Kevin Tang, the manager of Tang Capital Management, on March 31, 2023. Consists of 3,620,000 shares of common stock held by Tang Capital Partners, Tang Capital Management, and Kevin Tang. The address for Tang Capital Partners, Tang Capital Management, and Kevin Tang is 4747 Executive Drive, Suite 210, San Diego, CA 92121.

(2)

The shares of common stock consist of (i) 109,895 shares held of record by Casey C. Lynch, (ii) 978,774 shares of common stock held of record by Zachary J. Lynch and Casey C. Lynch, Trustees of the Zachary and Casey Lynch Living Trust dated February 24, 2009, and (iii) 91,911 shares of common stock held of record by the Casey C. Lynch 2019 Annuity Trust. Casey C. Lynch and Zachary Lynch are the trustees of the Zachary and Casey Lynch Living Trust dated February 24, 2009, and share voting and dispositive power with respect to the 978,774 shares held of record by Zachary J. Lynch and Casey C. Lynch, Trustees of the Zachary and Casey Lynch Living Trust dated February 24, 2009. Casey C. Lynch is the trustee of the Casey C. Lynch 2019 Annuity Trust and holds sole voting and dispositive power with respect to (a) 109,895 shares held of record by Casey C. Lynch and (b) 91,911 shares held of record by the Casey C. Lynch 2019 Annuity Trust.

(3)

Consists of (i) 301,829 shares held of record by David A. Lamond, (ii) 1,847,109 shares held of record by Blue Devil Trust dated 12/03/2010 and (iii) 1,734,722 shares held by the David A. Lamond Trust dated 2006. Mr. Lamond is the trustee of the Blue Devil Trust dated 12/03/2010 and the David A. Lamond Trust dated 2006 and holds sole voting and dispositive power with respect to the shares held of record by Blue Devil Trust dated 12/03/2010 and the David A. Lamond Trust dated 2006.

(4)

Consists of (i) 455,309 shares held of record by Philip Low, (ii) 63,974 shares held of record by Philip Low Revocable Trust. Mr. Low is the trustee of the Philip Low Revocable Trust and holds sole voting and dispositive power with respect to the shares held of record by Philip Low Revocable Trust.

(5)

Consists of 2,875 shares held of record by Una Ryan Revocable Trust. Ms. Ryan is the trustee of the Una Ryan Revocable Trust and holds sole voting and dispositive power with respect to the shares held of record by Una Ryan Revocable Trust.

(6)

Includes shares beneficially owned by all current executive officers and directors of the Company. Consists of 6,716,092 shares of common stock and 1,130,474 shares of common stock underlying options that are exercisable within 60 days of March 31, 2022.

EXECUTIVE OFFICERS

Our executive officers and their ages as of April 3, 2023 and positions with Quince are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Dirk Thye, M.D.	53	President and Chief Executive Officer and Director
Karen Smith, M.D., Ph.D.	55	Chief Medical Officer
Brendan Hannah	38	Chief Business Officer

Dirk Thye, M.D. For a brief biography of Dr. Thye, please see “Proposal One: Election of Directors—Continuing Directors.”

Karen Smith, M.D., Ph.D., LLM, MBA, has served as our Chief Medical Officer since May 8, 2022. Dr. Smith currently serves on the board of directors of Sangamo Therapeutics, Inc. and Talaris Therapeutics, Inc. Dr. Smith served on the on the board of directors of Antares Pharma, Inc. until its acquisition by Halozyme Therapeutics, Inc. in April 2022. Prior to joining Quince Therapeutics, Inc., Dr. Smith served as the Chief Medical Officer of Novosteo Inc. from September 2021 to May 2022. Previously, she served as President and Chief Executive Officer at Medeor Therapeutics, Inc., a biotechnology company, from May 2019 to January 2020 and as Chief Executive Officer of Eliminate Cancer, Inc. from June 2018 to May 2019. Dr. Smith also served as Executive Vice President of Global Head of Research and Development and Chief Medical Officer of Jazz Pharmaceuticals, Inc. from April 2015 to June 2018. She holds a M.D. from University of Warwick, a Ph.D. in Oncology from University of California, Los Angeles, an MBA from the University of New England and a LLM from the University of Salford.

Brendan Hannah has served as our Chief Business Officer since May 2022. Previously, Mr. Hannah served as the Chief Operating Officer of Novosteo Inc., a biopharmaceutical company, from November 2021 to May 2022. Previously, from January 2019 to October 2021, Mr. Hannah was the Chief Business Officer of Neuroptika, Inc., a biopharmaceutical company, and from January 2017 to March 2020, the Co-Founder and Vice President of Operations and Strategy of Geom Therapeutics, a biopharmaceutical company. Mr. Hannah was the Head of Corporate Development at Agenovir Corporation from January 2017 to January 2018. Mr. Hannah holds an MBA. from the University of California, Los Angeles Anderson School of Management and a B.A. in Economics from Colorado College.

EXECUTIVE COMPENSATION

Our named executive officers for fiscal 2022 consisted of the following individuals:

•	Dirk Thye, M.D., our Chief Executive Officer;

•	Casey C. Lynch, our former President, Chief Executive Officer and Chairperson;

•	Christopher Lowe, our former Interim Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Treasurer;

•	Karen Smith, M.D., Ph.D., our Chief Medical Officer;

•	Brendan Hannah, our Chief Business Officer;

•	Caryn McDowell, our former Chief Legal and Administrative Officer and Corporate Secretary; and

•	Leslie Holsinger, Ph.D., our former Executive Vice President of Research and Development.

SUMMARY COMPENSATION TABLE

The following table sets forth all of the compensation awarded to, earned by, or paid to each of the NEOs for their services rendered for the years ended December 31, 2022 and 2021.

Name and Principal Position(s)	Year	Salary ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Dirk Thye(8)	2022	316,955	4,483,313	—	164,209	4,000	4,968,477
President and Chief Executive Officer
Casey C. Lynch(4)	2022	97,785	4,355,604	—	—	713,869	5,167,258
Former President and Chief Executive Officer	2021	575,000	—	—	308,344	4,000	887,344
Christopher Lowe(5)	2022	225,888	1,989,888	752,500	—	432,594	3,400,870
Former Interim Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer and Treasurer	2021	445,000	1,478,000	—	196,652	4,000	2,123,652
Karen Smith(8)	2022	273,734	3,092,332	—	115,208	4,000	3,485,274
Chief Medical Officer
Brendan Hannah(8)	2022	244,920	800,925	—	103,081	4,000	1,152,926
Chief Business Officer
Caryn McDowell(6)	2022	253,526	1,839,388	602,000	—	417,545	3,112,459
Former Chief Legal and Administrative Officer	2021	430,000	—	—	169,850	4,000	603,850
Leslie Holsinger(7)	2022	247,297	1,906,038	668,650	—	414,140	3,236,125
Former Executive Vice President of Preclinical Development	2021	430,000	—	—	169,850	4,000	603,850

(1)

The amounts reported in this column reflect the aggregate grant date fair value for financial statement reporting purposes of stock options and stock awards granted in the indicated year as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options and stock awards and do not represent the actual economic value that may be realized by each named executive officer. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 9 to the historical financial statements included in our Annual Report on Form 10-K. As required by the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)

Amounts shown in this column represent annual performance bonus awards earned by our NEOs under our Executive Incentive Bonus Plan. Such bonuses are tied to achievement against clinical and regulatory goals and strategic objectives, with payouts determined after the close of the year and primarily based on our level of achievement against those goals. Payouts for 2022 occurred in the first quarter of 2023. For more information, please see the summary set forth below under the heading, “Executive Incentive Bonus Plan.”

(3)	The table below shows the components of “All Other Compensation” for each of our NEOs.

Name	Year	Retirement Plan Contribution(A)	Severance Payments	COBRA Premiums	PTO Payout	Total ($)
Dirk Thye	2022	4,000	—	—	—	4,000
Casey C. Lynch	2022	4,000	604,000	36,000	69,869	713,869
	2021	4,000	—	—	—	4,000
Christopher Lowe	2022	4,000	374,750	12,000	61,844	432,594
	2021	4,000	—	—	—	4,000
Karen Smith	2022	4,000	—	—	—	4,000
Brendan Hannah	2022	4,000	—	—	—	4,000
Caryn McDowell	2022	4,000	339,000	17,000	57,545	417,545
	2021	4,000	—	—	—	4,000
Leslie Holsinger	2022	4,000	339,000	—	71,140	414,140
	2021	4,000	—	—	—	4,000

(A)	Represents the Company matching contribution to the accounts of our PEO and NEOs in the Company’s 401(k) plan.

(4)	Ms. Lynch departed from the Company as of January 28, 2022.

(5)	Mr. Lowe departed from the Company as of June 10, 2022.

(6)	Ms. McDowell departed from the Company as of July 8, 2022

(7)	Ms. Holsinger departed from the Company as of July 31, 2022.

(8)	Dr. Thye, Mr. Hannah, and Ms. Smith joined the Company on May 19, 2022, upon completion of the merger with Novosteo Inc.

OUTSTANDING EQUITY AWARDS

The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 31, 2022.

	Option Awards									Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Dirk Thye	10/28/2021	—	—		—		—	—	—	178,466	113,683	(1)(8)
	5/19/2022	3/23/2022	—		206,931	(2)(7)	—	0.55	3/23/2032	—	—
	5/23/2022	5/23/2022	—		1,979,650	(2)	—	2.98	5/23/2032	—	—
Casey C. Lynch(3)	6/2/2017	6/13/2017	3,160	(1)	—		—	0.46	1/28/2023	—	—
	10/30/2018	9/1/2018	369,784	(1)	—		—	2.23	1/28/2023	—	—
	2/6/2020	2/6/2020	87,499	(1)	—		—	54.85	1/28/2023	—	—
	12/11/2020	12/11/2020	51,041	(1)	—		—	29.60	1/28/2023	—	—
	1/3/2022	1/3/2022	9,166	(1)	—		—	13.39	1/28/2023	—	—
Christopher Lowe(4)	11/28/2018	11/15/2018	73,882	(2)	—		—	2.23	6/10/2023	—	—
	2/6/2020	2/6/2020	53,370	(1)	—		—	54.85	6/10/2023	—	—
	5/14/2020	2/29/2020	16,875	(1)	—		—	45.88	6/10/2023	—	—
	12/11/2020	12/11/2020	35,416	(1)	—		—	29.60	6/10/2023	—	—
	2/9/2021	2/9/2021	13,333	(1)	—		—	46.10	6/10/2023	—	—
	1/3/2022	1/3/2022	13,020	(1)	—		—	13.39	6/10/2023	—	—
Karen Smith	11/19/2021	—	—		—		—	—	—	141,962	90,430	(1)(8)
	5/19/2022	3/23/2022	—		151,799	(2)(7)	—	0.55	3/23/2032	—	—
	5/23/2022	5/23/2022	—		1,365,449	(2)	—	2.98	5/23/2032	—	—
Brendan Hannah	11/4/2021	—	—		—		—	—	—	94,641	60,286	(1)(8)
	5/19/2022	3/23/2022	—		103,500	(2)(7)	—	0.55	3/23/2032
	5/23/2022	5/23/2022	—		353,656	(2)	—	2.98	5/23/2032	—	—
Caryn McDowell(5)	5/14/2020	5/5/2020	108,333	(2)	—		—	45.88	7/8/2023	—	—
	12/11/2020	12/11/2020	28,124	(1)	—		—	29.60	7/8/2023	—	—
	1/3/2022	1/3/2022	15,624	(1)	—		—	13.39	7/8/2023	—	—
Leslie Holsinger(6)	5/10/2016	4/4/2016	66,794	(2)	—		—	0.27	7/31/2023	—	—
	1/11/2018	1/1/2018	36,764	(1)	—		—	0.46	7/31/2023	—	—
	11/28/2018	11/1/2018	80,882	(1)	—		—	2.23	7/31/2023	—	—
	2/6/2020	2/6/2020	60,416	(1)	—		—	54.85	7/31/2023	—	—
	5/14/2020	2/29/2020	18,125	(1)	—		—	45.88	7/31/2023	—	—
	12/11/2020	12/11/2020	39,583	(1)	—		—	29.60	7/31/2023	—	—
	1/3/2022	1/3/2022	15,624	(1)	—		—	13.39	7/31/2023	—	—

(1)

The shares subject to the stock option vest over a four-year period, with 1/48th of the shares vesting and becoming exercisable one month after the vesting commencement date, and an additional 1/48th of the shares subject to such option vest and become exercisable each month thereafter, subject to the NEO providing continued service to us through each vesting date.

(2)

The shares subject to the stock option vest over a four-year period, with 25% vesting on one-year-anniversary from the vesting commencement date, and the balance vesting each month over the remaining three-year period, subject to the NEO providing continued service to us through each vesting date.

(3)	On January 28, 2022, Ms. Lynch departed from the Company. Ms. Lynch’s stock options ceased to vest as of January 28, 2022.

(4)

On June 10, 2022, Mr. Lowe departed from the Company. Mr. Lowe’s stock options ceased to vest as of June 10, 2022. He received an extension of the post-termination exercise period for all vested stock options or other equity awards held by Mr. Lowe through the twelve-month period following June 10, 2022.

(5)

On July 8, 2022, Mrs. McDowell departed from the Company. Mrs. McDowell’s stock options ceased to vest as of July 8, 2022. She received an extension of the post-termination exercise period for all vested stock options or other equity awards held by Mrs. McDowell through the twelve-month period following July 8, 2022.

(6)

On July 31, 2022, Ms. Holsinger departed from the Company. Ms. Holsinger’s stock options ceased to vest as of July 31, 2022. She received an extension of the post-termination exercise period for all vested stock options through the twelve-month period following July 31, 2022.

(7)	These options were assumed in connection with the Company’s merger with Novosteo, Inc. on May 19, 2022.

(8)	The market value was based on the closing stock price, $0.637, on December 30, 2022.

NARRATIVE TO SUMMARY COMPENSATION TABLE, GRANTS OF PLAN-BASED AWARDS TABLE AND OUTSTANDING EQUITY AWARDS TABLE

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based bonuses, and long-term incentive compensation. We also provide our executive officers with severance and change-in-control benefits, as well as other benefits available to all our employees, including retirement benefits under the Company’s 401(k) plan and participation in employee benefit plans.

Executive Incentive Bonus Plan

Each of our NEOs is eligible to participate in our Executive Incentive Bonus Plan (“Bonus Plan”). The purpose of the Bonus Plan is to motivate and reward eligible officers and other designated employees for their contributions toward the achievement of certain performance goals. Each NEO is eligible to receive a performance bonus based on (1) the individual’s target bonus, as a percentage of base salary, and (2) the percentage attainment of performance goals established by the compensation committee. On January 24, 2023, the Compensation Committee of the Board determined that the executive officers would receive no salary increase for 2023 and paid bonuses out at 97% of the corporate goal achievement. In order to receive a performance bonus under the Bonus Plan, each executive officer must be employed by the Company as of the date of the bonus payout. All executive officers who terminated service with the Company prior to January 24, 2023 did not receive a performance bonus payout for 2022.

Employment Agreements and Separation Agreements with Our NEOs

CEO TRANSITION

Effective as of January 28, 2022, or the Lynch Departure Date, Ms. Lynch departed the Company. In connection with her departure, the Company entered into a separation agreement, or the Lynch Separation Agreement, with Ms. Lynch providing for (i) a release of claims against the Company, (ii) a lump-sum cash severance payment of $604,000, equal to twelve months of Ms. Lynch’s 2022 base salary, and (iii) certain health care continuation benefits. The Lynch Separation Agreement also provided for one month of additional vesting of any stock options or other equity awards held by Ms. Lynch, as if she had remained an employee for one month after the Lynch Departure Date, and an extension of the post-termination exercise period for all vested stock options held by Ms. Lynch through the twelve-month period following the Lynch Departure Date. In addition, in the event the Company had consummated a change in control transaction within three months after the Lynch Departure Date, subject to satisfaction of specified conditions, Ms. Lynch would also have been entitled to six months of additional cash severance and COBRA coverage, payment of a bonus for 2021 equal to 150% of the target amount, and accelerated vesting of all equity awards.

In connection with Ms. Lynch’s departure, on January 28, 2022, the Company appointed Mr. Lowe to serve as Interim Chief Executive Officer of the Company. Mr. Lowe retained his titles as Chief Operating Officer, Chief Financial Officer, and Treasurer. Mr. Lowe’s compensation arrangement did not change in connection with this appointment.

As previously disclosed, effective as of June 8, 2022, or the Lowe Departure Date, Mr. Lowe departed the Company. In connection with his departure, the Company entered into a separation agreement, or the Lowe Separation Agreement, with Mr. Lowe providing for (i) a release of claims against the Company; (ii) cash severance payments of $354,750, which equals to nine months of Mr. Lowe’s 2022 base salary, to be paid in accordance with the Company’s normal payroll practices; and (iii) certain health care continuation benefits. The Lowe Separation Agreement also provides for an accelerated vesting of the restricted stock award issued to Mr. Lowe on March 3, 2022 and an extension of the post-termination exercise period for all vested stock options held by Mr. Lowe through the twelve-month period following the Lowe Departure Date, provided that the specified severance preconditions are met. In addition, in the event the Company had consummated a change in control within three months after the Lowe Departure Date, subject to satisfaction of specified conditions, Mr. Lowe would also have been entitled to additional cash severance and COBRA coverage, payment of target annual bonus and accelerated vesting with respect to his equity awards.

On May 19, 2022, the Company appointed Dirk Thye, M.D., the former Chief Executive Officer of Novosteo, as Chief Executive Officer of the Company.

Dirk Thye, M.D.

In May 2022, we entered into an offer letter with Dr. Thye, our current Chief Executive Officer. The offer letter has no specific term and provides for at-will employment. Dr. Thye’s annual base salary was $550,000 for fiscal year 2022. Dr. Thye is also eligible to earn an annual bonus based on achievement of specified performance goals. Dr. Thye’s target bonus was 50% of his annual base salary for fiscal year 2022.

In connection with the merger with Novosteo and the commencement of his employment with the Company, Dr. Thye received an option to purchase 1,979,650 shares of common stock of the Company., at an exercise price per share of $2.98, equal to the closing price of the Company’s common stock on the grant date. Twenty-five percent of the shares subject to the option will vest one year after the grant date and the remaining shares will vest in equal monthly installments over the following 36 months, subject to Dr. Thye’s continuous service with the Company through each applicable vesting date. In addition, the Thye Offer Letter provides that Dr. Thye’s existing options to purchase shares of common stock of Novosteo held as of immediately prior to the closing of the Mergers, which were assumed by the Company in connection with the merger, would be amended to provide for vesting over four years in 48 equal monthly installments, retroactive to their original dates of grant and subject to Dr. Thye’s continuous service with the Company through each applicable vesting date.

The Company and Dr. Thye entered into an executive change in control and severance agreement, or the Thye Severance Agreement. For a summary of the material terms of the Thye Severance Agreement, see “—Potential Payments Upon Termination or Change of Control” below.

Karen Smith, M.D., Ph.D.

In May 2022, we entered into an offer letter with Dr. Smith, our current Chief Medical Officer. The offer letter has no specific term and provides for at-will employment. Dr. Smith’s annual base salary was $475,000 for fiscal year 2022. Dr. Smith is also eligible to earn an annual bonus based on achievement of specified performance goals. Dr. Smith’s target bonus was 40% of her annual base salary for fiscal year 2022.

Dr. Smith also received an option to purchase 1,365,449 shares of common stock of the Company, at an exercise price per share of $2.98, equal to the closing price of the Company’s common stock on the grant date. Twenty-five percent of the shares subject to the option will vest one year after the grant date and the remaining shares will vest in equal monthly installments over the following 36 months, subject to Dr. Smith’s continuous service with the Company through each applicable vesting date. In addition, the Smith Offer Letter provides that Dr. Smith’s existing options to purchase shares of common stock of Novosteo held as of immediately prior to the closing of the merger, which were assumed by the Company in connection with the merger, would be amended to provide for vesting over four years in 48 equal monthly installments, retroactive to their original dates of grant and subject to Dr. Smith’s continuous service with the Company through each applicable vesting date.

The Company and Dr. Smith entered into an executive change in control and severance agreement, or the Smith Severance Agreement. For a summary of the material terms of the Smith Severance Agreement, see “—Potential Payments Upon Termination or Change of Control” below.

Brendan Hannah

In May 2022, we entered into an offer letter with Mr. Hannah, our current Chief Business Officer. The offer letter has no specific term and provides for at-will employment. Mr. Hannah’s annual base salary was $425,000 for fiscal year 2022. Mr. Hannah is also eligible to earn an annual bonus based on achievement of specified performance goals. Mr. Hannah’s target bonus was 40% of his annual base salary for fiscal year 2022.

In connection with the Mergers and the commencement of his employment with the Company, Mr. Hannah will receive an option to purchase 353,656 shares of common stock of the Company, at an exercise price per share of $2.98, equal to the closing price of the Company’s common stock on the grant date. Twenty-five percent of the shares subject to the option will vest one year after the grant date and the remaining shares will vest in equal monthly installments over the following 36 months, subject to Mr. Hannah’s continuous service with the Company through each applicable vesting date. In addition, the Hannah Offer Letter provides that Mr. Hannah’s existing options to purchase shares of common stock of Novosteo held as of immediately prior to the closing of the merger, which were assumed by the Company in connection with the Mergers, would be amended to provide for vesting over four years in 48 equal monthly installments, retroactive to their original dates of grant and subject to Dr. Hannah’s continuous service with the Company through each applicable vesting date.

The Company and Mr. Hannah entered into an executive change in control and severance agreement, or the Hannah Severance Agreement. For a summary of the material terms of the Hannah Severance Agreement, see “—Potential Payments Upon Termination or Change of Control” below.

Caryn McDowell

In April 2020, we entered into an offer letter with Ms. McDowell, our former Chief Legal and Administrative Officer and Corporate Secretary. The offer letter has no specific term and provides for at-will employment. Ms. McDowell’s annual base salary was $452,000 for fiscal year 2022. Under the offer letter, Ms. McDowell was also eligible to earn a discretionary annual bonus based on achievement of specified performance goals. Ms. McDowell’s target bonus was 40% of her annual base salary for fiscal year 2022. On May 20, 2022, the Company announced the departure of Caryn McDowell, the Company’s Chief Legal and Administrative Officer and Corporate Secretary, effective as of July 8, 2022, or the McDowell Departure Date. In connection with the departure of Ms. McDowell from the Company, the Company entered into a transition agreement, or the McDowell Separation Agreement, with Ms. McDowell on May 19, 2022, providing for (i) a release of claims against the Company; (ii) cash severance payments of $339,000, which equals to nine months of Ms. McDowell’s 2022 base salary, to be paid in a lump sum; and (iii) certain health care continuation benefits. The McDowell Separation Agreement also provides for an accelerated vesting of the restricted stock award issued to Ms. McDowell on March 3, 2022 and an extension of the post-termination exercise period for all vested stock options held by Ms. McDowell through the twelve-month period following the McDowell Departure Date, provided that the specified severance preconditions are met. In addition, in the event the Company had consummated a change in control within three months after the McDowell Departure Date, subject to satisfaction of specified conditions, Ms. McDowell would also have been entitled to additional cash severance and COBRA coverage, payment of target annual bonus and accelerated vesting with respect to her equity awards. Ms. McDowell’s employment with the Company terminated effective July 8, 2022.

Leslie Holsinger, Ph.D.

In March 2016, we entered into an offer letter with Dr. Holsinger, our former Executive Vice President of Research and Development. The offer letter has no specific term and provides for at-will employment. Dr. Holsinger’s annual base salary was $452,000 for fiscal year 2022. Under the offer letter, Dr. Holsinger was also eligible to earn a discretionary annual bonus based on achievement of specified performance goals. Dr. Holsinger’s target bonus was 40% of her annual base salary for fiscal year 2022.

On July 20, 2022, the Company entered into a transition agreement, or the Holsinger Separation Agreement, with Leslie Holsinger, Ph.D., relating to her resignation from her role as the Executive Vice President of Research and Development of the Company, effective as of July 31, 2022, or the Holsinger Departure Date. The Holsinger Separation Agreement provides for (i) a release of claims against the Company, (ii) cash severance payments of $339,000, which equals to nine months of Dr. Holsinger’s 2022 base salary, to be paid in a lump sum; and (iii) certain health care continuation benefits. The Holsinger Separation Agreement also provides for an extension of the post-termination exercise period for all vested stock options held by Dr. Holsinger through the twelve-month period following the Holsinger Departure Date, in each case provided that the specified severance preconditions are met. In addition, in the event the Company had consummated a change in control of control within three months after the Holsinger Departure Date, subject to satisfaction of specified conditions, Dr. Holsinger would also have been entitled to additional cash severance and COBRA coverage, payment of target annual bonus, and accelerated vesting with respect to her equity awards. Dr. Holsinger’s employment with the Company terminated effective July 31, 2022.

Welfare and Health Benefits

Our named executive officers are eligible to participate in all of our benefit plans, such as the 401(k) plan (see description under “401(k) Plan” below), medical, dental, vision, short-term disability, long-term disability and group life insurance, in each case generally on the same basis as other employees. We do not currently have qualified or nonqualified defined benefit plans or nonqualified deferred compensation plans, nor do we offer pension or other retirement benefits other than our 401(k) plan. Our board of directors may elect to adopt such plans in the future if it determines that doing so is in our best interests.

Perquisites and Other Benefits

We generally do not offer perquisites or personal benefits to our NEOs, although we may from time to time provide reasonable relocation, signing bonuses, retention bonuses, or other benefits to our NEOs as our compensation committee determines appropriate.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees may make voluntary contributions from their eligible pay, up to certain applicable annual limits set by the Internal Revenue Code of 1986, as amended, or the Code. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code.

Historically, we have not made matching contributions into the 401(k) plan on behalf of participants. However, in 2021, we began matching 100% of employee contributions, up to an annual maximum of $4,000 per calendar year for each employee. All such employee contributions and Company matching contributions are immediately and fully vested.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have entered into transition agreements or separation agreements with Ms. Lynch, Mr. Lowe, Dr. Holsinger, and Ms. McDowell, which are described in “—Employment Agreements and Separation Agreements with Our NEOs” above. We have entered into Severance Agreements or Executive Change in Control and Severance Agreements, or CiC Agreements, with Dr. Thye, Dr. Smith, and Mr. Hannah, which provide for certain payments and benefits in connection with certain terminations of employment with the Company, including terminations that occur in connection with a change in control (as defined in the CiC Agreements), subject to the named executive officer’s execution and non-revocation of a general release of claims in a form prescribed by the Company.

The compensation committee believes that the severance protection benefits we offer are necessary to provide stability among our executive officers, serve to focus our executive officers on our business operations, and avoid distractions in connection with a potential change in control transaction or period of uncertainty.

Under the CiC Agreements, if within the period beginning 3 months prior to, and ending 18 months following, a change in control of the Company, or the CiC Period, the Company terminates a named executive officer’s employment without “cause” or a named executive officer resigns for “good reason” (each as defined in the CiC Agreements), the named executive officer will be eligible to receive the following: (i) 18 months of base salary to be paid within thirty (30) days following termination of employment; (ii) an amount equal to 150% of the named executive officer’s target annual bonus opportunity for the year in which the termination occurs to be paid in a single lump-sum within thirty (30) days following the termination of employment; (iii) full vesting acceleration of any then-outstanding unvested equity awards that are subject to time-based vesting and vesting at 100% of target levels of any then-outstanding unvested equity awards that are subject to performance-based vesting; (iv) a cash payment equal to 18 months of COBRA premiums to be paid in a single lump-sum within thirty (30) days following termination of employment.

In addition, the CiC Agreements provide that if the Company terminates a named executive officer’s employment without cause outside of the CiC Period, the named executive officer will be eligible to receive the following: (i) 12 months of base salary to be paid within thirty (30) days following termination of employment; (ii) an amount equal to 100% of the named executive officer’s target annual bonus opportunity for the year in which the termination occurs to be paid in a single lump-sum within thirty (30) days following termination of employment; (iii) vesting acceleration of 50% of any then-outstanding unvested equity awards that are subject to time-based vesting and vesting at 50% of target levels of any then-outstanding unvested equity awards that are subject to performance-based vesting; (iv) a cash payment equal to 12 months of COBRA premiums to be paid in a single lump-sum within thirty (30) days following the Release Deadline. The base salary severance will be paid to named executive officer at named executive officer’s Base Salary Rate (as defined in the CiC Agreements) in accordance with the Company’s normal payroll practices on the Company’s regularly scheduled payroll dates commencing with the first regularly scheduled payroll date that occurs at least 8 days following termination of employment, with the first payment being equal to the number of business days between named executive officer’s last day of employment and the date of the first payment multiplied by named executive officer’s daily Base Salary Rate.

Pursuant to the CiC Agreements, in the event of a change in control, if our successor does not agree to assume, substitute or otherwise continue any then outstanding stock options, the vesting of the unvested stock options shall accelerate in full (or, with respect to performance-based options, at 100% of target level), effective immediately prior to and contingent upon a change of control, unless our named executive officer resigns without good reason or is terminated for cause.

In addition, if any of the payments or benefits provided to a named executive officer constitutes a parachute payment under Section 280G of the Code, the payments or benefits may be reduced so that no portion of the payment is subject to the excise tax imposed under Section 4999 of the Code.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

Year (1)	Summary Compensation Table Total for PEO (2)			Compensation Actually Paid to PEO (3)			Average Summary Compensation Table Total for Non-PEO NEOs (4)	Average Compensation Actually Paid to Non-PEO NEOs (5)	Value of Initial Fixed $100 Investment Based on:		Net Income (Millions) (7)
	Thye (2)	Lowe (2)	Lynch (2)	Thye (3)	Lowe (3)	Lynch (3) (b)			Total Shareholder Return (6)	Peer Group Total Shareholder Return
(a)	(b)	(b)	(b)	(c)	(c)		(d)	(e)	(f)	(g)	(h)

2022	$4,968,477	$3,400,870	$5,167,258	$1,790,159	($742,796)	($1,870,802)	$2,746,696	$230,797	$2.29	N/A	($51,660)

2021	—	—	$887,344	—	—	($2,845,137)	$990,776	($1,811,740)	$45.43	N/A	($89,945)

(1)	We are a smaller reporting company pursuant to Rule 405 of the Securities Act, and as such, are only required to include information for the past two fiscal years in this table.

(2)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Thye, Mr. Lowe and Ms. Lynch (each of whom served as Chief Executive Officer during fiscal year 2022) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation Tables—Summary Compensation Table.” Ms. Lynch served as our Chief Executive Officer from 2014 until her departure from the Company effective January 28, 2022, upon which the Company appointed Mr. Lowe to serve as Interim Chief Executive Officer of the Company. Mr. Lowe served as Interim Chief Executive Officer until the Company appointed Dr. Thye to serve as the Chief Executive Officer of the Company effective May 19, 2022.

(3)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Thye, Mr. Lowe and Ms. Lynch, respectively, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to, in the case of 2022, Dr. Thye, Mr. Lowe and Ms. Lynch, and in the case of 2021, Ms. Lynch. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to Dr. Thye, Mr. Lowe and Ms. Lynch’s respective total compensation to determine the compensation actually paid in the applicable year:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Compensation Actually Paid to PEO

Dirk Thye, M.D.

2022	$4,968,477	$4,483,313	$1,304,995	$1,790,159

Christopher Lowe

2022	$3,400,870	$1,989,888	($1,401,278)	($742,796)

Casey C. Lynch

2022	$5,167,258	$4,355,604	($2,682,456)	($1,870,802)

2021	$887,344	—	($3,732,481)	($2,845,137)

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end
fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follow
s:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments

Dirk Thye, M.D.

2022	$1,239,525	—	$65,470	—	—	—	$1,304,995

Christopher Lowe

2022	—	—	$578,618	($306,149)	($1,673,748)	—	($1,401,278)

Casey C. Lynch

2022	—	—	$39,763	($646)	($2,721,573)	—	($2,682,456)

2021	—	($7,494,039)	—	$3,761,558	—	—	($3,732,481)

(4)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (“NEOs”) as a group (excluding, in the case of 2022, Dr. Thye, Mr. Lowe and Ms. Lynch, and in the case of 2021, Ms. Lynch) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the non-PEO
NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Caryn McDowell, Leslie Holsinger, Karen Smith and Brendan Hannah; and (ii) for 2021, Christopher Lowe, Caryn McDowell, Leslie Holsinger and Michael Detke.

(5)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding, in the case of 2022, Dr. Thye, Mr. Lowe and Ms. Lynch, and in the case of 2021, Ms. Lynch), as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO
NEOs as a group during the applicable year. The following adjustments were made to average total compensation for the non-PEO
NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards (a)	Average Equity Award Adjustments (b)	Average Compensation Actually Paid to Non-PEO NEOs

2022	$2,746,696	$1,909,671	($288,565)	$230,797

2021	$990,776	$369,500	($2,433,016)	($1,811,740)

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Total Equity Award Adjustments

2022	$291,917	—	$147,463	($117,791)	($610,155)	—	($288,565)

2021	$69,390	($4,280,801)	$82,269	$1,696,127	—	—	($2,433,016)

(6)
Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(7)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.
Analysis of the Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation
S-K,
we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.
Compensation Actually Paid and Cumulative TSR
The following graph sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Compensation Actually Paid and Net Income (Loss)
The following graph sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and the Company’s net income (loss) over the two most recently completed fiscal years.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

DIRECTOR COMPENSATION
Director Compensation Table
The following table provides information concerning compensation awarded to, earned by and paid to each person who served as a non-employee
member of our board of directors during the fiscal year ended December 31, 2022. Ms. Lynch, Mr. Lowe, Dr. Thye and Stephen S. Dominy are not included in the table below, as Ms. Lynch, Mr. Lowe and Dr. Thye were each employed in 2022 as our Chief Executive Officer and Dr. Dominy was employed in 2022 as our Chief Scientific Officer, and received no compensation for their service as directors. The compensation received by Ms. Lynch, Mr. Lowe and Dr. Thye, respectively, is shown in “Executive Compensation—Summary Compensation Table” above.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)(2)	Total ($)
David A. Lamond	69,375	64,811	134,186
Margaret McLoughlin, Ph.D.	52,250	64,811	117,061
Una Ryan, OBE, Ph.D.	59,625	64,811	124,436
Christopher J. Senner	52,250	64,811	117,061
Marwan N. Sabbagh	27,750	77,205	104,955
Philip Low	28,500	54,433	82,933
June Bray	32,250	132,106	164,354

(1)
The amounts reported in this column represent the aggregate grant date fair value for financial statement reporting purposes of stock options granted in 2022 as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options and do not represent the actual economic value that may be realized by each non-employee
director. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 9 to the historical financial statements included in our Annual Report on Form
10-K
for the fiscal year ended December 31, 2022. As required by the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	Our non-employee directors held the following number of outstanding stock options as of December 31, 2022:

Name	Shares Subject to Outstanding Stock Options(#)
David A. Lamond	49,058
Margaret McLoughlin, Ph.D.	133,969
Una Ryan, OBE, Ph.D.	140,969
Christopher J. Senner	140,969
Marwan N. Sabbagh	0
Philip Low	22,058
June Bray	54,000
Non-Employee
Director Compensation Arrangements
We pay each
non-employee
director an annual cash retainer for service on the board of directors and an additional annual cash retainer for service on each committee on which the director is a member, which is paid quarterly in arrears. Our Lead Independent Director and the chair of each committee will receive higher annual cash retainers for such service. The fees paid to non-employee
directors for service on the board of directors and for service on each committee of the board of directors of which the director is a member are as follows:

	Member Annual Cash Retainer	Lead/Chairperson Annual Cash
Board of Directors	$38,000	$52,500
Audit Committee	$7,500	$15,000
Compensation Committee	$5,500	$11,000
Nominating and Corporate Governance Committee	$4,000	$8,000
Pursuant to a policy adopted by our board of directors on June 7, 2022, each non-employee
director who is appointed to our board of directors shall initially be granted a stock option to purchase 54,000 shares of our common stock.

One-third
of the shares subject to such initial stock option grant will vest on each of the first, second and third anniversaries of the date of grant, subject to the director’s continued service as a member of our board of directors through each vesting date. Further, at the close of business on the date of each annual meeting of stockholders, each continuing non-employee
director will be granted a stock option to purchase the total shares of our common stock set forth below:

•
If the
non-employee
director’s appointment to our board of directors occurred more than six (6) months prior to the annual meeting of our stockholders, the stock option will cover 27,000 shares of our common stock.

•
If the
non-employee
director’s appointment to our board of directors occurred between three (3) and six (6) months prior to the annual meeting of our stockholders, the stock option will cover 13,500 shares of our common stock.

•
If the
non-employee
director’s appointment to our board of directors occurred less than three (3) months prior to the annual meeting of our stockholders, the non-employee
director will not receive a stock option on the date of the annual meeting of our stockholders.

100% of the shares subject to any such annual stock option grant will vest in full on the one-year
anniversary of the grant date, subject to the director’s continued service as a member of our board of directors through the vesting date.
All stock options granted to
non-employee
directors will be made pursuant to our 2019 Plan and will vest in full immediately prior to, and contingent upon, the consummation of a change in control of our Company, subject to the director’s continued service as a member of our board of directors through the change in control.
We also reimburse our directors for their reasonable
out-of-pocket
expenses in connection with attending meetings of our board of directors and committees.
The
non-employee
director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

EQUITY COMPENSATION PLAN INFORMATION
We currently maintain the following equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders: our 2019 Plan (the 2019 Plan which, prior to its restatement in connection with our initial public offering, was called the 2014 Stock Plan) and our ESPP.
The following table presents information as of December 31, 2022 with respect to compensation plans under which shares of our common stock may be issued.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	7,061,966	(2)	9.13	5,138,219	(3)
Equity compensation plans not approved by security holders (4)	503,105		0.55	41,880
Total	7,565,071	(4)	9.68	5,180,099	(5)

(1)
Includes the Quince 2019 Plan, the 2022 Inducement Plan, and our ESPP. For a description of these plans, refer to Note 9 to the historical financial statements included in our Annual Report on Form
10-K.

(2)	Includes 3,319,711 options issued and outstanding under the Quince 2019 Plan and 3,742,255 options issued under the 2022 Inducement Plan.

(3)
Includes 3,747,309 shares available for issuance under the Quince 2019 Plan, 257,745 shares available for issuance under the 2022 Inducement Plan, and 1,133,165 shares available for issuance under the ESPP. The number of shares reserved for issuance under the 2019 Plan increased automatically by 1,445,459 shares on January 1, 2023 and will increase automatically on January 1 of each year by a number of shares of common stock equal to the lesser of (i) 2,146,354 shares; (ii) 4% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such number of shares determined by our board of directors. Our compensation committee has not commenced or authorized any offerings pursuant to our ESPP but may do so at a future time. The number of shares reserved for issuance under the ESPP increased automatically by 361,364 shares on January 1, 2023 and will increase automatically on January 1 of each year by the number of shares equal to the lessor of (i) 536,589 shares; (ii) 1% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such lesser number of shares determined by our board of directors.

(4)
Includes             shares of common stock issuable pursuant to outstanding stock options under our 2021 Inducement Plan adopted exclusively for grants of awards to individuals that were not previously our employees or directors, as an inducement material to the individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules. The terms and conditions of the 2021 Inducement Plan and the equity awards to be granted thereunder are substantially similar to the 2019 Plan. Includes 503,105 shares of common stock issuable pursuant to outstanding stock options with a weighted-average exercise price of $ 0.55 under the Novosteo Plan and assumed by the Company pursuant to the Novosteo Acquisition, which awards if cancelled, will not be reissued.

(5)	Includes 41,880 shares of common stock available for issuance under our 2019 Inducement Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Director Compensation,” respectively, since January 1, 2021, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds lesser of $120,000 or 1% of the average of Quince’s total assets at year end for the fiscal years ended December 31, 2022 and December 31, 2021 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.

David Lamond, our Chairperson, was a director and an equity holder in Novosteo Inc. prior to Novosteo Acquisition. The shares of Novosteo, Inc. beneficially owned by Mr. Lamond were automatically cancelled and converted into the right to receive 200,002 shares of Quince common stock with a value of $660,006.60 in accordance with the terms of the Merger Agreement.

Philip Low, one of our former directors, is employed as a professor at Purdue University. The Company rents a lab facility and office space from Purdue Research Foundation, a private, nonprofit foundation of Purdue University. Purdue Research Foundation also owns 154,497 shares of our common stock and has provided the Company an exclusive worldwide license under certain bone fracture repair and oncology therapeutics related patents and technology developed by the Purdue University and owned by Purdue Research Foundation. In addition, the Company is required to pay Purdue Research Foundation annual license maintenance fees, development milestones (up to $4.25 million for each licensed product), royalties on the gross receipts of the licensed products (subject to annual minimums), and a share of certain payments that the Company may receive from sublicensees. In addition, the Company also pays rent to Purdue University as the Company has a research and development lab on the campus. For the year ended December 31, 2022, the Company has incurred total expenses of $195,000 related to these agreements. Dr. Low does not have any direct financial interest in these transactions.

Stewart Low, the son of Dr. Low, is employed by us a consultant. In 2022, he earned compensation of $138,308 and received a stock option grant with a grant date fair market value of $22,645 in connection with his consulting services.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Review, Approval or Ratification of Transactions with Related Parties

Our written related party transactions policy states that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock and any members of the immediate family of and any entity affiliated with any of the foregoing persons are not permitted to enter into a related party transaction with us without the review and approval of our audit committee (or our nominating and corporate governance committee in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest). The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 must be presented to our audit committee (or our nominating and corporate governance committee in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest) for review, consideration and approval. In approving or rejecting any such proposal, our audit committee (or our nominating and corporate governance committee in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest) considers the relevant facts and circumstances available and deemed relevant to the committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Quince Therapeutics, Inc. stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Quince. Direct your written request to Quince Therapeutics, Inc., Attn: Investor Relations, 601 Gateway Blvd Suite 1250, South San Francisco, California 94080 or contact us at (415) 910-5717. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ADDITIONAL INFORMATION

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2022, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Quince Therapeutics, Inc.

601 Gateway Boulevard, Suite 1250

South San Francisco, California

94080

Attn: Investor Relations

Our annual report on Form 10-K for the fiscal year ended December 31, 2022 is also available at https://ir.quincetx.com/investor-relations under “SEC Filings” in the “Financial Information” section of our website and at https://www.astproxyportal.com/ast/22818.

OTHER MATTERS

Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

/s/ Dirk Thye
Dirk Thye, M.D.
Chief Executive Officer and Director
South San Francisco, California
April 14, 2023

Appendix A

Amendment to Amended and Restated Certificate of Incorporation

1

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

QUINCE THERAPEUTICS, INC.

Quince Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

A. The Corporation was originally incorporated, and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 20, 2012, under the name “Cortexyme, Inc.”

B. This Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) was duly adopted by the Board of Directors of the Corporation in accordance with Sections 141 and 242 of the General Corporation Law of the State of Delaware.

Article IV, Section 1 of the Amended and Restated Certificate is hereby amended and restated to read in its entirety as follows:

“ARTICLE IV

Section 1. The total number of shares of all classes of stock that the Corporation has authority to issue is 110,000,000 shares, consisting of two classes: 100,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).

Effective as of 5 p.m. Eastern time, on the date this Certificate of Amendment to this Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each ten shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding shall be combined into one share of Common Stock, par value $0.001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall, upon surrender after the Effective Time of a certificate, which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, be entitled to receive cash for such holder’s fractional share based upon the closing sales price of the Corporation’s Common Stock as reported on the Nasdaq Global Select Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation is filed with the Secretary of State of the State of Delaware.”

C. This Certificate of Amendment shall be effective as of the Effective Time.

D. This Certificate of Amendment was submitted to the stockholders of the Corporation and was duly adopted and approved in accordance with the provisions of Section 242 of General Corporate Law of the State of Delaware at the annual meeting of the stockholders of the Corporation.

IN WITNESS WHEREOF, Quince Therapeutics, Inc. has caused this Certificate of Amendment to be signed by a duly authorized officer of the Corporation on                , 2023.

Quince Therapeutics, Inc.

By:
Dirk Thye
Chief Executive Officer

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ANNUAL STOCKHOLDERS MEETING QUINCE THERAPEUTICS, INC. May 24, 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting, proxy statement, proxy card and annual report to stockholders are available at http://www.astproxyportal.com/ast/22818 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS TWO, THREE, AND FOUR. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE elected annual meeting and qualified: of stockholders or until their respective successors are NOMINEES: FOR BOTH NOMINEES O Una Margaret Ryan, A.OBE, McLoughlin, Ph.D. Ph.D. O FOR WITHHOLD BOTH NOMINEES AUTHORITY FOR (See ALL instructions EXCEPT below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via 2. To approve an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock. 3. To ratify the selection of BDO USA, LLP as the independent FOR AGAINST ABSTAIN registered public accounting firm of the Company for its fiscal year ending December 31, 2023. 4. To approve, on an advisory basis, the compensation of the FOR AGAINST ABSTAIN Company’s named executive officers. DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE, TWO AND THREE. Note: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal One of the Proxy Statement, FOR an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock as described in Proposal Two of the Proxy Statement, FOR the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm as described in Proposal Three of the Proxy Statement and FOR the approval of the compensation of the Company’s named executive officers as described in Proposal Four of the Proxy Statement. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QUINCE ANNUAL THERAPEUTICS, STOCKHOLDERS MEETING INC. May 24, 2023 PROXY VOTING INSTRUCTIONS Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - Access“https://web.lumiagm.com/294872708” password: quince2023 (case sensitive) and follow the on screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown to the right. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting, proxy statement, proxy card and annual report to stockholders are available at http://www.astproxyportal.com/ast/22818 Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20230303000000000000 8 052423 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS TWO, THREE, AND FOUR. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE elected annual meeting and qualified: of stockholders or until their respective successors are NOMINEES: FOR BOTH NOMINEES O Una Margaret Ryan, A.OBE, McLoughlin, Ph.D. Ph.D. O FOR WITHHOLD BOTH NOMINEES AUTHORITY FOR (See ALL instructions EXCEPT below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via 2. To approve an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock. 3. To ratify the selection of BDO USA, LLP as the independent FOR AGAINST ABSTAIN registered public accounting firm of the Company for its fiscal year ending December 31, 2023. 4. To approve, on an advisory basis, the compensation of the FOR AGAINST ABSTAIN Company’s named executive officers. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE, TWO AND THREE. Note: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal One of the Proxy Statement, FOR an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock as described in Proposal Two of the Proxy Statement, FOR the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm as described in Proposal Three of the Proxy Statement and FOR the approval of the compensation of the Company’s named executive officers as described in Proposal Four of the Proxy Statement. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2023 Annual Meeting of Stockholders of QUINCE THERAPEUTICS, INC. Wednesday, May 24, 2023 11:00 a.m. Pacific Time via live webcast at https://web.lumiagm.com/294872708 Online check-in will commence at 10:30 A.M. Pacific Time YOUR VOTE IS IMPORTANT: Even if you plan to attend the Annual Meeting online, please vote your shares by proxy, telephone or internet prior to the meeting. QUINCE THERAPEUTICS, INC. This Proxy is Solicited on behalf of the Board of Directors The undersigned stockholder(s) hereby appoint(s) Dirk Thye and Brendan Hannah, or either of them, as proxies, each having full power of substitution, to vote all of the shares of common stock of, Quince Therapeutics, Inc., that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on May 24, 2023, at 11:00 A.M. local time, via live webcast on the internet at https://web.lumiagm.com/294872708, and any adjournment or postponement thereof, on all matters set forth on the reverse side and in its/their discretion upon such other matters as may properly come before the Annual Meeting. The undersigned hereby acknowledge(s) receipt of a copy of Quince Therapeutics, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on March 15, 2023, and the Definitive Proxy Statement dated April 27, 2023. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Quince Therapeutics, Inc., gives notice of such revocation. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal One of the Proxy Statement, FOR an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock as described in Proposal Two of the Proxy Statement FOR the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm as described in Proposal Three of the Proxy Statement and FOR the approval of the compensation of the Company’s named executive officers as described in Proposal Four of the Proxy Statement. This proxy may be revoked at any time prior to the time it is voted. 1.1 (Continued and to be signed on the reverse side) 14475